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                                                               EXHIBIT 11

                        COMPUTATION OF PER SHARE EARNINGS

The Computation of Per Share Earnings is incorporated herein by reference to
Note 2 to the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2001 included with this Annual Report on Form 10-K.